UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2020

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road	Westport	Connecticut	06880
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

Terex Corporation (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to update the historical financial information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Form 10-K") to reflect a change in segment reporting. As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2020 (as filed with the Securities and Exchange Commission ("SEC”) on May 1, 2020), effective January 1, 2020, the Company’s rough terrain and tower cranes operations, formerly reported as part of Corporate and Other / Eliminations in the 2019 Form 10-K, were consolidated within the Materials Processing segment to align with its new management and reporting structure. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2019 Form 10-K or a restatement of the financial statements included therein.

The Company has recast the following portions of the 2019 Form 10-K to reflect the change in segment reporting retrospectively:

•Part 1. Item 1 Business
•Part 1. Item 2 Properties
•Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part IV. Item 15(a)(1) and (2) Financial Statements and Financial Statement Schedules

No items in the 2019 Form 10-K other than those identified above are being updated by this filing. Information in the 2019 Form 10-K is generally stated as of December 31, 2019 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted in the first paragraph of this Item 8.01. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2019 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2019 Form 10-K, the Form 10-Q and any other documents the Company has filed with the SEC subsequent to February 14, 2020 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2019 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm-PricewaterhouseCoopers LLP, Stamford, CT*
99.1
Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2019*
Part I. Item 1 Business
Part I. Item 2 Properties
Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations Part IV. Item 15(a)(1) and (2) Financial Statements and Financial Statement Schedules

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document**
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document**
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document**
101.LAB	XBRL Taxonomy Extension Label Linkbase Document**
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document**
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibit filed with this documents.
** Exhibit furnished with this documents.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2020

TEREX CORPORATION

By: /s/ John D. Sheehan
John D. Sheehan
Senior Vice President and Chief Financial Officer